Exhibit 99.1
VIAVI ANNOUNCES SECOND QUARTER FISCAL 2017 RESULTS
Second Quarter

•	GAAP and Non-GAAP net revenue of $206.5 million, down $25.6 million or (11.0)% year-over-year

•	GAAP operating margin of 3.2%, down 80 bps year-over-year

•	Non-GAAP operating margin of 13.0%, relatively flat year-over-year

•	GAAP EPS from continuing operations of $0.21, up 0.20 or 2,000.0% year-over-year

•	Non-GAAP EPS from continuing operations of $0.10, down $0.01 or (9.1)% year-over-year

Milpitas, California, January 31, 2017 — Viavi (NASDAQ: VIAV) today reported results for its second fiscal quarter ended December 31, 2016. Amounts presented below are on a continuing operations basis unless otherwise noted.

GAAP net revenue was $206.5 million, with net income of $49.2 million, or $0.21 per share. Prior quarter GAAP net revenue was $210.8 million, with net income of $78.0 million or $0.33 per share. GAAP net revenue for the second quarter of fiscal 2016 was $232.1 million, with net income of $1.0 million, or $0.01 per share.

Non-GAAP net revenue was $206.5 million, with net income of $23.6 million, or $0.10 per share. Prior quarter non-GAAP net revenue was $210.8 million, with net income of $21.7 million, or $0.09 per share. Non-GAAP net revenue for the second quarter of fiscal 2016 was $232.1 million, with net income of $25.0 million, or $0.11 per share.

“We are pleased with our fiscal 2Q results as we exceeded our EPS guidance range and delivered non-GAAP EPS at $0.10,” said Oleg Khaykin, Viavi’s President and Chief Executive Officer. “This was driven by good execution in NSE and OSP as both business segments exceeded the high end of the non-GAAP operating margin guidance.”

Khaykin added, “We are executing to the plan laid out during our September 2016 Analyst Day. We are strengthening our NE core instruments business and scaling down to a more focused SE business. Our recently announced restructuring plan puts us on course to achieve our stated medium-term financial model. OSP revenue is expected to recover in second half fiscal 2017 with opportunities to leverage our optical coatings technologies into new markets in fiscal year 2018.”

Financial Overview:

The tables below (in millions, except percentage data) provide comparisons of quarterly result to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Second Quarter Ended December 31, 2016

	GAAP Results
	Q2	Q1	Q2	Change
	FY 2017	FY 2017	FY 2016	Q/Q	Y/Y
Net revenue	$206.5	$210.8	$232.1	(2.0)%	(11.0)%
Gross margin	60.4%	59.3%	61.1%	110 bps	(70) bps
Operating margin	3.2%	4.8%	4.0%	(160) bps	(80) bps

	Non-GAAP Results
	Q2	Q1	Q2	Change
	FY 2017	FY 2017	FY 2016	Q/Q	Y/Y
Net revenue	$206.5	$210.8	$232.1	(2.0)%	(11.0)%
Adj. Gross margin	62.9%	61.8%	63.7%	110 bps	(80) bps
Adj. Operating margin	13.0%	13.0%	13.1%	0 bps	(10) bps

	GAAP and Non-GAAP Net Revenue by Segment
	Q2	% of Net	Q1	Q2	Change
	FY 2017	revenue	FY 2017	FY 2016	Q/Q	Y/Y
Network Enablement	$117.0	56.6%	$118.6	$136.4	(1.3)%	(14.2)%
Service Enablement	40.6	19.7%	36.4	36.9	11.5%	10.0%
Optical Security and Performance Products	48.9	23.7%	55.8	58.8	(12.4)%	(16.8)%
Total	$206.5	100.0%	$210.8	$232.1	(2.0)%	(11.0)%

•	Americas, Asia-Pacific and EMEA customers represented 48.7%, 22.1% and 29.2%, respectively, of total net revenue for the quarter ended December 31, 2016.

•
As of December 31, 2016, the Company held $1,014.9 million in total cash and investments, which also includes marketable equity investments. As of December 31, 2016 the Company also had $650 million aggregate principal amount of 0.625% Senior Convertible Notes with a net carrying value of $598.3 million classified as Long-term debt.

•
During the second quarter ended December 31, 2016 the Company sold 1.7 million shares of the 11.7 million shares of Lumentum common stock retained as part of the spin-off of Lumentum. The Company generated net proceeds from these sales of $68.6 million and had 1.7 million shares remaining valued at $64.3 million at December 31, 2016.

•	During the fiscal quarter ended December 31, 2016, the Company generated $18.6 million of cash from operations.

•
The Company adjusted its current and historical Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and reportable segment information to reflect the spin-off of the Lumentum business (formerly the Company’s communications and commercial optical products business segment and WaveReady product line) on August 1, 2015. The Lumentum business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP Condensed Consolidated Statement of Operations and reportable segment information.

Business Outlook for the Third Quarter of Fiscal 2017

For the third quarter of fiscal 2017 ending April 1, 2017, the Company expects non-GAAP net revenue to be between $188 million to $204 million and non-GAAP earnings per share to be $0.06 to $0.08. With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including restructuring and related charges and gain on sale of investments. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on January 31, 2017 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About Viavi Solutions

Viavi (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions to communications service providers, enterprises and their ecosystems, supported by a worldwide channel community including Viavi Velocity Solution Partners. We deliver end-to-end visibility across physical, virtual and hybrid networks, enabling customers to optimize connectivity, quality of experience and profitability. Viavi is also a leader in high performance thin film optical coatings, providing light management solutions to anti-counterfeiting, consumer electronics, automotive, defense and instrumentation markets. Learn more about Viavi at www.viavisolutions.com. Follow us on Viavi Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plan announced in January 2017 that have caused and may cause short-term disruptions; (h) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (i) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	December 31, 2016	January 2, 2016	December 31, 2016	January 2, 2016
Net revenue	$206.5	$232.1	$417.3	$461.8
Cost of revenues	78.1	85.7	160.0	170.6
Amortization of acquired technologies	3.7	4.6	7.5	8.9
Gross profit	124.7	141.8	249.8	282.3
Operating expenses:
Research and development	35.9	41.7	72.0	86.0
Selling, general and administrative	76.9	85.8	152.3	180.7
Amortization of other intangibles	3.4	3.7	6.9	7.5
Restructuring and related charges	1.8	1.4	1.8	1.8
Total operating expenses	118.0	132.6	233.0	276.0
Income from operations	6.7	9.2	16.8	6.3
Interest and other income (expense), net	3.8	1.7	5.1	0.6
Gain on sale of investments	53.9	—	135.4	—
Interest expense	(9.4)	(8.8)	(18.6)	(17.6)
Income from continuing operations before taxes	55.0	2.1	138.7	(10.7)
Provision for income taxes	5.8	1.1	11.5	4.0
Income from continuing operations, net of taxes	49.2	1.0	127.2	(14.7)
(Loss) Income from discontinued operations, net of taxes	—	3.0	—	(50.4)
Net income	$49.2	$4.0	$127.2	$(65.1)

Net income (loss) per share from - basic:
Continuing operations	$0.21	$0.01	$0.55	$(0.06)
Discontinued operations	—	0.01	—	(0.22)
Net income (loss)	$0.21	$0.02	$0.55	$(0.28)

Net income (loss) per share from - diluted:
Continuing operations	$0.21	$0.01	$0.54	$(0.06)
Discontinued operations	—	0.01	—	(0.22)
Net income (loss)	$0.21	$0.02	$0.54	$(0.28)

Shares used in per share calculation - basic	230.5	234.9	231.4	235.5
Shares used in per-share calculation - diluted	234.2	237.1	235.8	235.5

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	December 31, 2016	July 2, 2016
ASSETS
Current assets:
Cash and cash equivalents	$505.7	$482.9
Short-term investments	498.0	484.7
Restricted cash	11.2	12.2
Accounts receivable, net	164.4	148.4
Inventories, net	47.2	51.4
Prepayments and other current assets	48.4	32.1
Total current assets	1,274.9	1,211.7
Property, plant and equipment, net	133.8	133.0
Goodwill	149.7	152.1
Intangibles, net	44.4	59.9
Deferred income taxes	103.8	108.8
Other non-current assets	12.2	12.6
Total assets	$1,718.8	$1,678.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36.0	$47.0
Accrued payroll and related expenses	42.1	44.9
Deferred revenue	64.4	78.6
Accrued expenses	31.5	24.9
Other current liabilities	71.0	31.0
Total current liabilities	245.0	226.4
Long-term debt	598.3	583.3
Other non-current liabilities	166.1	179.1
Total stockholders’ equity	709.4	689.3
Total liabilities and stockholders’ equity	$1,718.8	$1,678.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended December 31, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$117.0	$40.6	$157.6	$48.9	$206.5	$—	$206.5

Gross profit	74.6	27.1	101.7	28.2	129.9	(5.2)	124.7
Gross margin	63.8%	66.7%	64.5%	57.7%	62.9%		60.4%

Operating income			6.0	20.9	26.9	(20.2)	6.7
Operating margin			3.8%	42.7%	13.0%		3.2%

	Three Months Ended January 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$136.4	$36.9	$173.3	$58.8	$232.1	$—	$232.1

Gross profit	90.6	24.5	115.1	32.8	147.9	(6.1)	141.8
Gross margin	66.4%	66.4%	66.4%	55.8%	63.7%		61.1%

Operating income			8.0	22.5	30.5	(21.3)	9.2
Operating margin			4.6%	38.3%	13.1%		4.0%

	Three Months Ended
	December 31, 2016	January 2, 2016
Corporate reconciling items impacting gross profit:
Total segment gross profit	$129.9	$147.9
Stock-based compensation	(1.0)	(1.4)
Amortization of intangibles	(3.7)	(4.6)
Other charges unrelated to core operating performance (1)	(0.5)	(0.1)
GAAP gross profit	$124.7	141.8

Corporate reconciling items impacting operating income (loss):
Total segment operating income	$26.9	$30.5
Stock-based compensation	(9.1)	(8.9)
Amortization of intangibles	(7.1)	(8.3)
Other charges unrelated to core operating performance (1)	(2.2)	(2.7)
Restructuring and related charges	(1.8)	(1.4)
GAAP operating income (loss) from continuing operations	$6.7	$9.2

(1)
During the three months ended December 31, 2016 and January 2, 2016, other charges unrelated to core operating performance primarily consisted of transformational initiatives such as the implementation of simplified automated processes, write-down of fixed assets, site consolidations, reorganizations, and the insourcing or outsourcing of activities.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Six Months Ended December 31, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$235.6	$77.0	$312.6	$104.7	$417.3	$—	$417.3

Gross profit	152.0	48.4	200.4	59.8	260.2	(10.4)	249.8
Gross margin	64.5%	62.9%	64.1%	57.1%	62.4%		59.9%

Operating income			10.1	44.3	54.4	(37.6)	16.8
Operating margin			3.2%	42.3%	13.0%		4.0%

	Six Months Ended January 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$254.0	$84.8	$338.8	$123.0	$461.8	$—	$461.8

Gross profit	166.3	57.9	224.2	69.8	294.0	(11.7)	282.3
Gross margin	65.5%	68.3%	66.2%	56.7%	63.7%		61.1%

Operating income			10.4	48.8	59.2	(52.9)	6.3
Operating margin			3.1%	39.7%	12.8%		1.4%

	Six Months Ended
	December 31, 2016	January 2, 2016
Corporate reconciling items impacting gross profit:
Total segment gross profit	$260.2	$294.0
Stock-based compensation	(2.0)	(2.6)
Amortization of intangibles	(7.5)	(8.9)
Other charges unrelated to core operating performance (1)	(0.9)	(0.2)
GAAP gross profit	$249.8	$282.3

Corporate reconciling items impacting operating income (loss):
Total segment operating income	$54.4	$59.2
Stock-based compensation	(17.8)	(24.9)
Amortization of intangibles	(14.4)	(16.4)
Other charges unrelated to core operating performance (1)	(3.6)	(9.8)
Restructuring and related charges	(1.8)	(1.8)
GAAP operating income (loss) from continuing operations	$16.8	$6.3

(1)
During the six months ended December 31, 2016 and January 2, 2016, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, write-down of fixed assets, site consolidations, reorganizations, and the insourcing or outsourcing of activities.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance as the Company is no longer active in its discontinued operations.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, and (v) other charges unrelated to our core operating performance comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities and severance related costs related to the exit of key executives. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other income: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company from time to time recognizes certain non-operating income in its GAAP presentation of other income (expense), net. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit and other significant one-time events, such as the spin-off of Lumentum. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, restructuring and related charges (benefits), and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures from continuing operations to non-GAAP measures:

	Three Months Ended				Six Months Ended
	December 31, 2016		January 2, 2016		December 31, 2016		January 2, 2016
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures from continuing operations	$49.2	$0.21	$1.0	$0.01	$127.2	$0.55	$(14.7)	$(0.06)
Items reconciling GAAP net loss and EPS from continuing operations to non-GAAP net income and EPS:

Related to cost of revenues:
Stock-based compensation	1.0	—	1.4	0.01	2.0	0.01	2.6	0.01
Other charges unrelated to core operating performance (1)	0.5	—	0.1	—	0.9	—	0.2	—
Amortization of acquired technologies	3.7	0.02	4.6	0.02	7.5	0.03	8.9	0.04
Total related to gross profit	5.2	0.02	6.1	0.03	10.4	0.04	11.7	0.05

Related to operating expenses:
Research and development:
Stock-based compensation	1.6	0.01	1.9	0.01	3.3	0.01	4.7	0.02
Other charges unrelated to core operating performance (1)	0.1	—	0.8	—	0.8	—	2.1	0.01
Selling, general and administrative:
Stock-based compensation	6.5	0.03	5.6	0.02	12.5	0.05	17.6	0.07
Other charges unrelated to core operating performance (1)	1.6	0.01	1.8	0.01	1.9	0.01	7.5	0.03
Amortization of other intangibles	3.4	0.01	3.7	0.02	6.9	0.03	7.5	0.03
Restructuring and related charges	1.8	0.01	1.4	0.01	1.8	0.01	1.8	0.01
Total related to operating expenses	15.0	0.06	15.2	0.06	27.2	0.12	41.2	0.17

Gain on sale of investments (2)	(53.9)	(0.23)	—	—	(135.4)	(0.57)	—	—
Non-cash interest expense and other income	7.1	0.03	6.6	0.03	14.0	0.06	13.1	0.05
Income taxes	1.0	—	(3.9)	(0.02)	1.9	0.01	(6.7)	(0.03)
Total related to net income and EPS	(25.6)	(0.11)	24.0	0.10	(81.9)	(0.35)	59.3	0.25
Non-GAAP measures from continuing operations	$23.6	$0.10	$25.0	$0.11	$45.3	$0.19	$44.6	$0.19

Shares used in per share calculation for Non-GAAP EPS		234.2		237.1		235.8		238.4
Note: Certain totals may not add due to rounding

(1)
During the three and six months ended December 31, 2016 and January 2, 2016, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, write-down of fixed assets, site consolidations, reorganizations, and the insourcing or outsourcing of activities.

(2)
During the three and six months ended December 31, 2016, the Company sold 1.7 million shares and 5.6 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $53.8M and $135.3M on the sale.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	December 31, 2016	January 2, 2016	December 31, 2016	January 2, 2016
GAAP net income from continuing operations	$49.2	$1.0	$127.2	$(14.7)
Interest and other income (expense), net	(3.8)	(1.7)	(5.1)	(0.6)
Gain on sale of investments (1)	(53.9)	—	(135.4)	—
Interest expense	9.4	8.8	18.6	17.6
Income taxes	5.8	1.1	11.5	4.0
Depreciation	7.6	8.7	15.5	18.0
Amortization	7.1	8.3	14.4	16.4
EBITDA from continuing operations	21.4	26.2	46.7	40.7
Costs related to restructuring and related charges	1.8	1.4	1.8	1.8
Costs related to stock-based compensation	9.1	8.9	17.8	24.9
Other charges unrelated to core operating performance (2)	2.2	2.7	3.6	9.8
Adjusted EBITDA from continuing operations	$34.5	$39.2	$69.9	$77.2

(1)
During the three and six months ended December 31, 2016, the Company sold 1.7 million shares and 5.6 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $53.8M and $135.3M on this sale.

(2)
During the three and six months ended December 31, 2016 and January 2, 2016, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, write-down of fixed assets, site consolidations, reorganizations, and the insourcing or outsourcing of activities.

The preliminary financial schedules are estimated based on our current information.